Vanguard® Target Retirement 2070 Fund
Schedule of Investments (unaudited)
As of December 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Investment Companies (100.1%)
U.S. Stock Fund (54.5%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	2,474,320	654,656
International Stock Fund (35.4%)
	Vanguard Total International Stock Index Fund Investor Shares	22,432,362	425,093
U.S. Bond Fund (7.1%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	9,137,521	85,527
International Bond Fund (3.1%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	1,419,383	37,472
Total Investment Companies (Cost $1,087,030)			1,202,748
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[1]	Vanguard Market Liquidity Fund, 4.466% (Cost $2,682)	26,817	2,682
Total Investments (100.3%) (Cost $1,089,712)			1,205,430
Other Assets and Liabilities—Net (-0.3%)			(4,057)
Net Assets (100%)			1,201,373
Cost is in $000.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

A.  Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.  Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
The fund had no open futures contracts at December 31, 2024.
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2024, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
D.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2024 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Dec. 31, 2024 Market Value ($000)
Vanguard Market Liquidity Fund	1,679	NA1	NA1	—	—	20	—	2,682
Vanguard Total Bond Market II Index Fund	72,209	17,126	677	(7)	(3,124)	746	—	85,527
Vanguard Total International Bond II Index Fund	30,932	7,769	363	2	(868)	917	—	37,472
Vanguard Total International Stock Index Fund	371,552	91,081	—	—	(37,540)	7,020	—	425,093
Vanguard Total Stock Market Index Fund	560,763	83,291	1,490	51	12,041	2,061	—	654,656
Total	1,037,135	199,267	2,530	46	(29,491)	10,764	—	1,205,430
1	Not applicable—purchases and sales are for temporary cash investment purposes.